Exhibit 23.02
                                                            CIPS

















                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in and incorporated by reference in this Form 10-K, into Central Illinois Public Service Company's previously filed
Registration Statements File Nos. 33-29384, 33-31475, 33-59674, 33-45506,
33-56063 and 333-18473 and CIPSCO Incorporated's previously filed Registration Statement File No. 33-32936.



                                             ARTHUR ANDERSEN LLP

Chicago, Illinois,
March 10, 1997